EXHIBIT 99.1

INVESTOR PRESENTATION Nasdaq: DUOT SEPETEMBER 2020

2 Safe Harbor Statement This presentation, as well as other written or oral statements made from time to time, includes “forward - looking statements,” within the meaning of the U . S . Securities Act of 1933 , as amended and the U . S . Securities Exchange Act of 1934 , as amended, or the “Exchange Act . ” Forward - looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations . Forward - looking statements reflect our current views with respect to future events . The words “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “project,” “estimate,” “plans,” “continuing,” or the negative of these words and similar expressions identify forward - looking statements . These forward - looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward - looking statements . All forward - looking statements involve risks, assumptions and uncertainties . You should not rely upon forward - looking statements as predictors of future events . The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control . Actual results may differ materially from expected results . These risks, assumptions and uncertainties are not all of the important factors that could cause actual results to differ materially from those expressed in any of our forward - looking statements . Other known as well as unknown or unpredictable factors also could harm our results . All of the forward - looking statements we have included in this presentation are based on information available to us on the date of this presentation . We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward - looking statements, whether as a result of new information, future events or otherwise . In light of these risks, uncertainties and assumptions, the forward - looking events discussed in this presentation might not occur . Any reference to financial projections in this presentation, if any, are for illustrative purposes only and are based upon certain hypothetical assumptions, which we believe are reasonable as of the date of this Presentation . The selection of assumptions requires the exercise of judgment and is subject to uncertainty due to the effect that economic or other changes may have on future events . The assumptions used for the projections in this Presentation, if any, are those we believe to be most significant to the projections . Nasdaq: DUOT

3 Leadership Team Charles (Chuck) Ferry Chief Executive Officer 3 Nasdaq: DUOT Adrian Goldfarb EVP, Chief Financial Officer Scott Carns EVP, Chief Operating Officer

4 Who We Are Headquartered in Jacksonville, FL Staff of 53 employees Originally founded 1990 ; advanced technology since 2006 We design, develop, & deploy Turnkey Intelligent Technologies 4 Artificial Intelligence (AI) Analytics (AI) Intelligent Sensor & Data Acquisition Systems (DAS) (DAS) Enterprise Information Management (EIM) (EIM) Nasdaq: DUOT

5 duos Time Line 5 We provide end - to - end solutions to address client needs Duos Differentiator 2020 Duos Technologies listed on the NASDAQ in February. 2019 Truevue360 established for AI focus 2002 Duos Technologies, Inc. 2015 Public Company 2006 1 st r i p ® installed Nasdaq: DUOT Security Sector

6 Who We Serve 6 9 patents 16 trademarks granted &/or pending Our Products are Industry Agnostic with current focus on: Rail Transportation (highlighted in this presentation) Our intellectual property Gatehouse Automation Correctional Facilities Nasdaq: DUOT

7 The Future of Railcar Mechanical Inspections r i p ® Railcar Inspection Portal 360 o Inspection explains … See video at https://vimeo.com/332002914

8 The North American Rail Market NORTH AMERICAN RAIL NETWORK NORTH AMERICAN RAILYARDS Significant Growth Opportunity, Revenue Driver Nasdaq: DUOT 140,000 track miles: est. # of r i p ® = 150

9 The Current Railcar Inspection Process NORTH AMERICAN AMERICAN RAIL RAIL MARKET DATA 60B Freight Rail /yr. 1.56M Freight Cars 26,500 Locomotives 140,000 Miles of Class 1 Track 500 + Freight Rail Yards 21 Regional Railroads 510 Local Railroads $ Source: US Federal Railroad Administration 9 • Railcar inspections are mandated by the Federal Railroad Administration (FRA) • Each railcar requires mechanical inspection prior to leaving a rail yard • Currently conducted manually inside rail yards • Average dwell time: 1.5 to up to 3 hours per train • We invented the automated rail car inspection portal technology • Industry is rapidly adopting this new technology, introducing automation • Precision railroading requires change in maintenance strategies

10 Our Rail Solution Railcar Inspection Portal ( r i p ® ) Remote, four - sided (360 ° ), automated mechanical inspection while traveling at speeds ≥ 80 MPH before train enters a yard

11 ADDS Value to Maintenance Processes Nasdaq: DUOT How our Railcar Inspection platform Source: - https://www.progressiverailroading.com/federal_legislation_regulation/news/AAR - endorses - FRA - rule - on - continuous - rail - inspection - technology -- 61467 duos production system at Class 1 customer • FRA recently issued final ruling allowing use of ultrasonic rail inspection technology • FRA & AAR are focused developing “ modernized standards to allow railroads to implement innovative inspection methods ” • Class I railroads are actively working with both US & Canadian regulators to integrate our technology into their operational landscape 11

12 r i p ® 360 ° Example Detections at Speed Separated Truck Oil Leak Shaved Axel Spring out of Position Nasdaq: DUOT

rip® Railcar Inspection Portal – Recent Wins

Nasdaq: DUOT

Recent Developments:
Canadian National • 7 Inspection portal systems completed over two years • Significant expansion of existing systems planned for 2020/2021 (additional aspects currently planned)
CSX • 2 rip portals, first delivered 12/2019, 2nd rip is completed in early Q3/2020 • Development of AI applications underway • Considered pilots for future expansion
KCSM • 1 portal shipped in Q4/2019, final installation Q2/2020 • Considered a pilot for future expansion
Transit Rail • Applications adapted to transit environment • Currently working on a major sector expansion
Industrial Version • Developed/deployed with manufacturers • Shortlines represent significant market opportunities

FINANCIAL POST



Emily Jackson - June 4, 2019 4:19 PM EDT ejackson@nationalpost.com

CN Rail expects automation to save up to $400 million over next three years

Artificial intelligence can inspect 120 cars in the same time it takes a worker to check a single car duostech connected intelligence

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14 Our Logistic Solution Automated Logistics Information System al i s ® r eplaces traditional gatehouse operations with turn - key deployment of an intelligent, multi - sensor system that eliminates manual processes and uses cen t raco ® to consolidate data query and storage. Automate & Streamline WMS / TMS / YMS process

Financial Overview

16 Consolidated Income Statement (in ‘000s) 1H 2020 (Unaudited) 1H 2019 (Unaudited) FY 2019 FY 2018 Revenue $ 2,973 $5,698 $13,641 $12,048 Cost of Sales 2,130 3,393 7,160 6,844 Gross Profit 842 2,305 6,481 5,204 % of Revenue 28% 40% 48% 43% Operating Expenses 4,357 4,208 8,888 6,774 Income (Loss) from Operations (3,515) (1,903) (2,407) (1,569) Other Income (Expense) (98) (3) (64) (11) Net Income (Loss) ($3,613) ($1,906) ($2,471) ($1,580) EPS (LPS)* ($1.16) ($1.14) ($1.39) ($1.06) Revenue guidance suspended due to global pandemic, current uncertainties Implemented reduction in operating expenses at end of Q2 New leadership team including CEO, VP Sales, VP Engineering Major revenue bookings expected in 2H 2020 and 1H 2021 * Split - Adjusted 2020 FINANCIAL REVIEW Nasdaq: DUOT

17 Balance Sheet (in ‘000s) Based on June 30, 2020 10 - Q (Unaudited) Current Assets $7,415 Cash, A/R, Contract Assets* $6,717 Current Liabilities $2,424 Deferred Revenue, Contract Liabilities** $497 Debt (SBA Loan) $1,410 ____________ * Contract Assets become A/R as projects complete milestones ** Contract Liabilities reduce as project milestones completed Cash 8/31/2020: $4.4M Selected Data Nasdaq: DUOT

18 Common Stock 3,532,895 Warrants Options 1,589,107 * 311,898 ** Series B Convertible Preferred 243,572 *** Total Share Count Fully Diluted 5,677,472 Market Capitalization (Sept. 4)/Fully Diluted $13.9M/$14.8M Capital Structure ____________ * Weighted Average Exercise Price: $8.79/share (1,347,430 Cash Warrants at $7.70 Exercise Price) ** Weighted Average Exercise Price: $5.46/share *** Common Stock Equivalent as converted = 1,705 Preferred Shares as of 8/31/2020 Nasdaq: DUOT

19 Experienced Leadership Team Adrian Goldfarb EVP, Chief Financial Officer, Director Mr . Goldfarb is an industry veteran including more than 35 years in information technology beginning at IBM . For the last 20 years, Mr . Goldfarb has specialized in new venture and early stage organizations where he has assumed roles of increasing responsibility and leadership including CFO, President, and Board Member . Mr . Goldfarb currently serves as our CFO and member of the Board of Directors and oversees the Company’s IT Asset Management business unit . He studied Accounting in the UK and holds a Bachelors of Arts in Business Administration with a concentration in Finance . Aaron Wood VP, Chief Operating Officer| TrueVue 360 Operating Subsidiary Mr . Wood is responsible for the Operations of truevue 360 and provides oversight to the development of custom software solutions and the Artificial Intelligence Model creation and deployment . Previously he was Vice President of Operations for CompassMSP , a managed services IT company . Mr . Wood was responsible for the development of a scalable operations model that could efficiently integrate acquisitions . He served as the owner and president of Advanced Technologies Solutions, an Autodesk Software Value Added Reseller (VAR) . Mr . Wood has both an undergraduate and graduate degree in Mechanical Engineering from the University of Florida and has worked as a mechanical design engineer and financial planner in the past . Charles (Chuck) Ferry Chief Executive Officer Mr . Ferry has over 35 years of military and private - sector leadership experience . Prior to joining Duos Technologies, He was the CEO for APR Energy from 2018 to 2020 and COO/President from 2016 to 2018 leading a global fast - track power company with P&L responsibility for $ 325 million in annual revenue, 800 employees and 17 globally dispersed power plants . Mr . Ferry was General Manager/VP at ARMA Global Corporation from 2010 to 2016 , which he helped grow from 80 employees and $ 20 million in annual revenues to 1 , 200 employees and $ 200 million in annual revenues . Previously he was an Operations Manager and Business Developer with Lockheed - Martin . He served 26 years on active duty in the U . S . Army serving in Infantry, Ranger, and Special Operations Units to include 48 months of combat in Somalia, Afghanistan, and Iraq . In 1993 , while leading a Rifle Company in Mogadishu Somalia, he earned a Bronze Star for Valor and in 2006 , while commanding a Rifle Battalion in Iraq he earned the Silver Star Medal for valorous actions in Ramadi, Iraq . Mr . Ferry has an undergraduate degree from Brigham Young University in Political Science and is a graduate of the U . S . Army Command and General Staff College . Connie Weeks EVP, Chief Accounting Officer Ms . Weeks has over thirty - five years of accounting experience and is responsible for all aspects of financial reporting, internal controls, and cash management . She has been a key member of the Duos team for over 17 years . She also oversees the Company’s Human Resources function . David Ponevac SVP, Chief Technology Officer | Operating Subsidiary Mr . Ponevac has over fifteen years of software engineering experience concentrating on web and mobile environments . He has considerable expertise in Objective - C, Java, C#, PHP and many other scripting languages . He is also driving the Company’s Artificial Intelligence efforts including platform development . Previously, he was CTO of Luceon LLC and worked with a range of domestic and international clients operating in the public and private sectors . He holds a Bachelors of Science in Electrical Engineering and a Masters in Computer Science, both from University of Texas, El Paso . Nasdaq: DUOT Wm . Scott Carns EVP, Chief Operating Officer| Duos Technologies Operating Subsidiary Mr . Carns is responsible for all aspects of Operations and Engineering within the Intelligent Technologies Division . He has extensive experience in the information technology industry with an emphasis on intelligent video analytics and centralized command and control applications . Prior to joining Duos, Mr . Carns worked as the Information Technologies Coordinator for Environmental Capital Holdings, Inc . and was President of Software Solutions Group, Inc . He also served in the US Army and attended Kansas State University . Kristy Elmore VP, Sales & Marketing Ms . Elmore she is responsible for leading our sales and marketing team while cultivating business development, sales, and marketing activities . Previously, Kristy was the Vice President of Sales and Marketing for North America at Clarios , LLC, a global automotive battery manufacturer . She led the marketing and sales vision, product strategy, pricing structure, and operational infrastructure for a premium battery product line, with goals of growing market share, revenues, and margins . She held several previous positions at Johnson Controls, prior to the sale of the battery division . She has over 30 years’ experience in sales and marketing initiatives . Kristy has a Bachelor of Science Degree in Business Marketing from Arizona State University . Jeremy Grata VP, Engineering Mr . Grata is responsible for leading our engineering team and the development and success of current and future intelligent technology solutions . Jeremy comes to Duos from Magic Leap in Plantation, FL where he was the Sr . Manager of Optical Test and Metrology . He has over 27 years of engineering experience to include physics, spectrometry, optics, research and development, and augmented reality . Jeremy has a Master of Science degree in Physics/Optics with a specialty in Electro - Optics from Bowling Green State University ; and a Bachelor’s degree in Mathematics and Natural Science from the University of Pittsburgh .

20 Investment Highlights Significant, Global Market Opportunities * • Combined North American markets exceed $100B • $60B North American Rail Industry • $53B Enterprise Information Management (EIM) Market • $ 2B Video Analytics Market * Multiple sources previously cited Growing, Large Cap Customer Base • Multiple, multi - million dollar deployments announced in 2020 with more expected in 2021 Improving Financial Position • 2018 revenue of $12 million • 2019 revenue of $13.6 million • Improved Balance sheet with sufficient working capital. - Improved cash position • Minimal low interest debt • Growing Bookings Strong Rail Industry Tailwinds • Industry rapidly moving toward automation and optimization to reduce costs, increase safety and improve efficiency Superior, Proprietary Technology • Spent majority of 2019 on further developing in - house technologies to enable exponential scaling in 2020 – 2021 Built for the Future • Launched AI and deep learning capability true vue 360 TM in 2019; revenues in 2020/2021 • Proprietary platform compatible with 3rd party applications • Transition to software focus should lead to increased margins and recurring revenues Nasdaq: DUOT

21 Contact Us Duos Technologies Corporate Tracie Hutchins Duos Technologies Group, Inc. 904 - 652 - 1601 tlh@duostech.com Investor Relations Matt Glover or Tom Colton Gateway Investor Relations 949 - 574 - 3860 DUOT@gatewayir.com Nasdaq: DUOT